Exhibit 10.2

EXECUTION VERSION

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is made and entered into as of November 23, 2011 (the “Execution Date”), by and among Lehman Brothers Holdings Inc. (“LBHI”), Lehman Commercial Paper Inc. (“LCPI,” and together with LBHI, the “Debtors”), Deutsche Bank AG (“Deutsche Bank”), Monarch Alternative Capital LP (“Monarch”), Stone Lion Portfolio L.P. (“Stone Lion”), Permal Stone Lion Fund Ltd. (“Permal”), Centerbridge Credit Advisors LLC (“Centerbridge”), Anchorage Capital Group, L.L.C. (“Anchorage,” and collectively with Monarch, Stone Lion, Permal, and Centerbridge, in each case on behalf of themselves and their managed entities, funds and accounts, as applicable, the “Participants”). The Debtors, Deutsche Bank and the Participants shall each be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on September 15, 2008 and on various dates thereafter, LBHI and its affiliated debtors commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which cases are being jointly administered under Case Number 08-13555 (JMP) (the “Chapter 11 Cases” and each a “Chapter 11 Case”);

WHEREAS, on November 12, 2008, the German banking regulator filed insolvency proceedings against Lehman Brothers Bankhaus Aktiengesellschaft (“Bankhaus”), and on November 13, 2008, the local court (Amtsgericht) of Frankfurt am Main opened insolvency proceedings and appointed Dr. Michael C. Frege as Insolvency Administrator (Insolvenzverwalter) of Bankhaus (the “Administrator”);

WHEREAS, the Bankruptcy Court entered an order (the “Settlement Order”) in the Chapter 11 Cases on January 14, 2010 [ECF No. 6665] approving a settlement agreement among the Administrator, the Debtors and a non-Debtor affiliate of the Debtors (the “Settlement Agreement”);

WHEREAS, the Settlement Agreement, among other things, granted the Administrator a claim against LCPI [Claim No. 59006] in the amount of $1,015,500,000 (the “LCPI Claim”), and a claim against LBHI [Claim No. 58233] (the “LBHI Claim,” together with the LCPI Claim, the “Bankhaus Claims”) in the maximum amount of $1,380,900,000 (the “Maximum Bankhaus Claim Amount”);

WHEREAS, the Settlement Agreement also provides that the LBHI Claim is to be reduced by the amount of any distributions that are received by the Administrator in respect of the LCPI Claim;

WHEREAS, pursuant to that certain Agreement Regarding the Sale and Assignment of Claims, dated July 12, 2010, the Administrator assigned the Bankhaus Claims to Deutsche Bank;

WHEREAS, thereafter Deutsche Bank sold participation interests (the “Participations”) in the Bankhaus Claims to, among others, the Participants and Deutsche Bank retained a portion of the Bankhaus Claims in its own right;

WHEREAS, on or about June 30, 2011, Deutsche Bank and the Debtors, among others, entered into that certain Plan Support Agreement (the “Plan Support Agreement”).

WHEREAS, on September 1, 2011, the Debtors filed the Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors (said plan, as it may be amended or modified, the “Plan”) [ECF No. 19627];1

WHEREAS, the Debtors have classified the LCPI Claim as an Affiliate Claim [LCPI Class 5C] and the LBHI Claim as a Senior Affiliate Guarantee Claim [LBHI Class 4B] under the Plan;

WHEREAS, Deutsche Bank and the Participants dispute the classification of the Bankhaus Claims under the Plan;

WHEREAS, on September 27, 2011, Deutsche Bank filed a motion pursuant to section 105 of the Bankruptcy Code and Rule 3013 of the Federal Rules of Bankruptcy Procedure seeking to enforce the Settlement Agreement Order and the Reclassify the Bankhaus Claims (the “Initial Reclassification Motion”) [ECF No. 20321];

WHEREAS, on or about October 12, 2011, certain of the Participants filed joinders to the Initial Reclassification Motion (the “Joinders”);

WHEREAS, on October 12, 2011, the Debtors filed an objection to the Initial Reclassification Motion [ECF No. 20767];

WHEREAS, on October 25, 2011, the Bankruptcy Court entered an order denying the Initial Reclassification Motion without prejudice to Deutsche Bank’s right to renew its request for the relief requested in the Initial Reclassification Motion in connection with the proposed confirmation of the Plan (the “Rejection Order”) [ECF No. 21223];

WHEREAS, on October 28, 2011, Deutsche Bank filed an objection to the confirmation of the Plan [ECF No. 21416] and, on November 4, 2011, a memorandum of law in support thereof (together, the “Objection”) [ECF No. 21628];

WHEREAS, certain of the Participants requested an extension of the deadline to object to confirmation of the Plan and the Debtors granted certain of the Participants such extension; and

WHEREAS, the Parties are desirous of resolving all disputes and all other outstanding issues among the Parties regarding, inter alia, the classification of Bankhaus Claims, and avoiding extensive and expensive litigation;

[1]	Capitalized terms that are used but not defined herein shall have the meanings ascribed to them in the Plan.

NOW, THEREFORE, in consideration of the recitals stated above, the agreements, promises and warranties set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Settlement of Disputes Concerning the Bankhaus Claims.

1.1. Upon the Effective Date, the LCPI Claim shall be an Allowed Affiliate Claim other than those of Participating Debtors, classified under the Plan in LCPI Class 5C in the amount of $1,015,500,000 (the “Allowed LCPI Claim”).

1.2. Upon the Effective Date, notwithstanding anything contained in the Settlement Order or the Settlement Agreement, the LBHI Claim shall be an Allowed Senior Affiliate Guarantee Claim, classified under the Plan in LBHI Class 4B in the amount of $920,000,000 (the “Allowed LBHI Claim,” together with the Allowed LCPI Claim, the “Allowed Bankhaus Claims”).

1.3. In accordance with Section 8.13 and 8.14 of the Plan, the LBHI Claim shall be deemed (1) satisfied in full or (2) not entitled to any further Distributions from LBHI, in each case, if Distributions are received from LBHI in respect of the Allowed LBHI Claim (a) that equal the amount of the Allowed LBHI Claim or (b) that combined with any other Distributions or consideration received under the Plan in respect of the Allowed LCPI Claim equal the amount of the Maximum Bankhaus Claim Amount, and LBHI’s rights of subrogation as to the Allowed LCPI Claim shall not arise until the Maximum Bankhaus Claim Amount has been received in full in accordance with this subsection (b).

1.4. Within three (3) Business Days after the Effective Date, the Debtors and Deutsche Bank shall deliver a joint instruction letter to the claims agent (and take any further steps necessary) to modify the Allowed Bankhaus Claims as recorded on the claims registry to reflect the terms provided for in section 1 of this Agreement.

1.5. Pursuant to section 6.5(j) of the Plan, this Agreement shall be deemed incorporated into the Plan.

2. Plan Support

2.1. The Debtors’ Obligations. The Debtors will (a) file this Agreement in a Plan Supplement no later than November 29, 2011 and (b) seek approval of this Agreement in connection with the confirmation of the Plan.

2.2. Deutsche Bank’s Obligations. Deutsche Bank agrees to perform and comply with the following obligations, which obligations shall become effective upon the date of execution of this Agreement:

(a) Deutsche Bank shall, within one (1) Business Day of the filing of this Agreement in a Plan Supplement, withdraw the Objection.

(b) Deutsche Bank shall not commence any proceeding or otherwise prosecute, join in, or support any objection to, or oppose or object to, the Plan (as supplemented to include this Agreement), and will not consent to, support, or participate in the formulation of any other chapter 11 plan in the Chapter 11 Cases.

(c) Upon the filing of this Agreement in a Plan Supplement, the Allowed Bankhaus Claims shall be deemed to be voted in favor of the Plan (as supplemented to include this Agreement), and the Debtors may instruct the balloting agent to modify the voting record accordingly.

(d) Deutsche Bank shall with respect to the full amount of the Bankhaus Claims, (1) support the confirmation and consummation of the Plan (as supplemented to include this Agreement) in accordance with the Plan Support Agreement; and (2) waive any and all rights it may have under section 1.02 of the Plan Support Agreement, or otherwise, to defend against any objection to, or estimation of, or the classification of, any of the Allowed Bankhaus Claims.

(e) Deutsche Bank shall immediately cease and withdraw any and all requests for discovery made in connection with the Initial Reclassification Motion and/or the Objection and shall not renew its request for any of the relief sought in the Initial Reclassification Motion.

2.3. The Participants’ Obligations. Each Participant agrees, solely for itself and not for any other Participant, to perform and comply with the following obligations, which obligations shall become effective upon the date of execution of this Agreement:

(a) None of the Participants shall commence any proceeding or otherwise prosecute, join in, or support any objection to, or oppose or object to, the Plan (as supplemented to include this Agreement), and will not consent to, support, or participate in the formulation of any other chapter 11 plan in the Chapter 11 Cases.

(b) To the extent that any Participant has not voted any claim it holds in the Chapter 11 Cases in favor of the Plan, upon the filing of this Agreement in a Plan Supplement following the occurrence of the Execution Date, each Participant’s respective claims shall be deemed to be voted in favor of the Plan (as supplemented to include this Agreement), whether such claims were not previously voted at all or were voted against the Plan.

(c) Each Participant shall support the confirmation and consummation of the Plan (as supplemented to include this Agreement).

(d) Each Participant shall not renew its request for (i) the relief sought in the any of the Joinders, or (ii) similar relief with respect to the Bankhaus Claims.

3. Deutsche Bank’s and the Participants’ Representations, Warranties and Agreements. In order to induce the Debtors and each other to enter into and perform their obligations under this Agreement, each of Deutsche Bank and the Participants hereby represents, warrants and acknowledges and agrees, solely as to itself and not as to any other party, as follows:

3.1. Authority. (i) Deutsche Bank and each Participant has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by Deutsche Bank and the Participants of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of Deutsche Bank and the Participants and no other proceedings on the part of Deutsche

Bank and the Participants are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

3.2. Validity. This Agreement has been duly executed and delivered by Deutsche Bank and the Participants and constitutes the legal, valid and binding agreement of Deutsche Bank and the Participants, enforceable against each of Deutsche Bank and the Participants in accordance with its terms.

3.3. Authorization of Governmental Authorities and Creditors. No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by Deutsche Bank or the Participants pursuant to this Agreement.

3.4. Title; No Prior Transfer of Claims.

(a)(i) Deutsche Bank is the legal owner and record holder of the Bankhaus Claims and as such is entitled to receive any proceeds from the Allowed Bankhaus Claims, (ii) except in respect of the interests in the Participations, the rights of Deutsche Bank in and to the Bankhaus Claims (including any proceeds from the Allowed Bankhaus Claims) are free and clear of any and all liens, claims, set-off rights, security interests, participations, or encumbrances, (iii) Deutsche Bank is not aware of any third-party rights (except in respect of the interests in the Participations) with respect to the Bankhaus Claims (including any proceeds from the Allowed Bankhaus Claims) as of the Execution Date, and (iv) other than the Participations, Deutsche Bank has not transferred or assigned to any other person any of the Bankhaus Claims (including the Allowed Bankhaus Claims), in whole or in part.

(b) Deutsche Bank and the Participants may not, at any time prior to the Effective Date, transfer the Bankhaus Claims or the Participations, or any rights or interests arising thereunder or related thereto, including without limitation any instruments, rights to payments or other consideration distributed or to be distributed to Deutsche Bank or the Participants under the Plan (as supplemented to include this Agreement), in whole or in part, unless (i) in the case of a transfer from Deutsche Bank (excluding an elevation of a Participation), the transferee executes and delivers to the Debtors a joinder to the Plan Support Agreement (as amended by section 2.2(d) of this Agreement), or (ii) in the case of a transfer from the Participants, the transferee agrees, in a writing, in form and substance reasonably satisfactory to the Debtors, to be bound by the terms of this Agreement as if it were an original Party hereto, which shall be accomplished through the execution of the transfer and joinder agreement attached hereto as Exhibit A.

(c) Deutsche Bank and the Participants shall not grant any proxies, deposit the Bankhaus Claims or the Allowed Bankhaus Claim into a voting trust, or enter into a voting agreement or any similar agreement with respect thereto, unless such agreement provides, in writing, in a form enforceable by, and reasonably satisfactory to, the Debtors for compliance with this Agreement.

3.5. No Reliance. Each of Deutsche Bank and the Participants (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any Debtor or any of their affiliates or any officer, employee, agent or representative thereof, and based on such information as Deutsche Bank and the Participants has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that each of Deutsche Bank and the Participants has relied upon each Debtor’s express representations, warranties and covenants in this Agreement. Each of Deutsche Bank and the Participants acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

3.6. Participants’ Obligations to Deutsche Bank. Each of the Participants approves and authorizes Deutsche Bank’s entry into this Agreement.

4. The Debtors Representations and Warranties. In order to induce Deutsche Bank and the Participants to enter into and perform its obligations under this Agreement, each Debtor hereby represents, warrants and acknowledges as follows:

4.1. Authority. Subject to the occurrence of the Effective Date, (i) each Debtor has the power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated herein and (ii) the execution, delivery and performance by such Debtor of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of such Debtor and no other proceedings on the part of such Debtor are necessary to authorize and approve this Agreement or any of the transactions contemplated herein.

4.2. Validity. Subject to the occurrence of the Effective Date, this Agreement has been duly executed and delivered by each Debtor and constitutes the legal, valid and binding agreement of each Debtor, enforceable against each Debtor in accordance with its terms.

4.3. Authorization of Governmental Authorities. No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by each Debtor and each Non-Debtor Affiliate of this Agreement, other than entry of the Confirmation Order.

4.4. No Reliance. Each Debtor (i) is a sophisticated party with respect to the matters that are the subject of this Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon Deutsche Bank or any of its affiliates or any officer, employee, agent or representative thereof, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that such Debtor has relied upon Deutsche Bank’s express representations, warranties and covenants in this Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

5. Effectiveness of Agreement.

5.1. Sections 2, 3, 4, 5.1, 5.3, and 6 of this Agreement shall be effective upon the Execution Date.

5.2. This Agreement, other than sections 2, 3, 4, 5.1, 5.3, and 6, shall be effective upon the Effective Date.

5.3. This Agreement shall be null and void, and each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed, except as to subsections 3.6 and 5.3 and section 6 of this Agreement, if the entry of the Confirmation Order is denied with prejudice, or if the Plan (as supplemented to include this Agreement) is withdrawn.

6. Termination.

6.1. Automatic Termination. This Agreement shall automatically terminate on any date on which the Bankruptcy Court denies the motion seeking the Confirmation Order with prejudice.

6.2. The Debtors’ Right to Terminate. Each Debtor shall have the right, at its election, to terminate this Agreement by written notice to Deutsche Bank and the other Parties hereto if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of Deutsche Bank or the Participants hereunder, taken as a whole that has not been cured within three (3) Business Days’ notice given thereof to Deutsche Bank and the other Parties hereto, but in any case prior to December 5, 2011, or (b) entry of the Confirmation Order is denied with prejudice by final and non-appealable order. Notwithstanding anything to the contrary in this Agreement, (i) nothing herein requires any Debtor to breach any fiduciary obligations it has under applicable law; and (ii) to the extent such fiduciary obligations require any Debtor to terminate its obligations hereunder, it may do so without incurring any liability to any creditor.

6.3. Deutsche Bank’s and Participants’ Right to Terminate. Deutsche Bank and each Participant shall have the right, at its election, to terminate this Agreement by written notice to the Debtors and the other Parties hereto if (a) there is a breach, in any material respect, of the representations, warranties and/or covenants of the Debtors hereunder, taken as a whole that has not been cured within three (3) Business Days’ notice given thereof to the Debtors and the other Parties hereto, but in any case prior to December 5, 2011; (b) entry of the Confirmation Order is denied with prejudice by final and non-appealable order; (c) the Bankruptcy Court has not entered an order confirming the Plan (as supplemented by this Agreement) on or before March 1, 2012; (d) the Plan (as supplemented by this Agreement) has not become effective on or before April 1, 2012; (e) the Debtors make a modification to the structure, classification or distribution scheme under the Plan that would (i) materially reduce the recovery estimates set forth in the Disclosure Statement with respect to the classes that include the Allowed Bankhaus Claims, or (ii) that would materially delay distributions on account of the Allowed Bankhaus Claims; or (f) the Debtors fail to file this Agreement in a Plan Supplement by November 29, 2011.

6.4. Effect of Termination. In the event that this Agreement is terminated in accordance with its terms automatically or by any Party, then neither this Agreement (except for subsections 3.6 and 5.3 and section 6), nor any motion or other pleading filed in the Bankruptcy Court with respect to the approval of this Agreement or confirmation of the Plan, shall have any res judicata or collateral estoppel effect or be of any force or effect, each of the Parties’ respective interests, rights, remedies and defenses shall be restored without prejudice as if this Agreement had never been executed and the Parties hereto shall be automatically relieved of any further obligations hereunder. Except as expressly provided herein, this Agreement and all communications and negotiations among the Parties with respect hereto or any of the transactions contemplated hereunder are without waiver of or prejudice to the Parties’ rights and remedies and the Parties hereby reserve all claims, defenses and positions that they may have with respect to each other.

7. Venue and Choice of Law.

7.1. Venue. The Parties expressly consent and submit to the exclusive jurisdiction of the Bankruptcy Court over any actions or proceedings relating to the enforcement or interpretation of this Agreement and any Party bringing such action or proceeding shall bring such action or proceeding in the Bankruptcy Court. Each of the Parties agrees that a final judgment in any such action or proceeding, including all appeals, shall be conclusive and may be enforced in other jurisdictions (including any foreign jurisdictions) by suit on the judgment or in any other manner provided by applicable law. If the Bankruptcy Court refuses or abstains from exercising jurisdiction over the enforcement of this Agreement and/or any actions or proceedings arising hereunder or thereunder, then the Parties agree that venue shall be in any other state or federal court located within the County of New York in the State of New York having proper jurisdiction. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement with the Bankruptcy Court or with any other state or federal court located within the County of New York in the State of New York, and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party irrevocably consents to service of process in the manner provided for notices in section 8 hereof. Nothing in this Agreement will affect the right, or requirement, of any Party to this Agreement to serve process in any other manner permitted or required by applicable law.

7.2. Choice of Law. This Agreement and all claims and disputes arising out of or in connection with this Agreement, shall be governed by and construed in accordance with the laws of the State of New York and the Bankruptcy Code, without regard to choice of law principles to the extent such principles would apply a law other than that of the State of New York or the Bankruptcy Code.

8. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and all communications shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next Business Day, (c) three Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) three Business Days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

To any Debtor at:

1271 Avenue of the Americas, 39th Floor

New York, New York 10020

U.S.A.

Attn: Daniel J. Ehrmann

Facsimile: (646) 834-0874

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

U.S.A.

Attn: Lori R. Fife, Esq.

Facsimile: (212) 310-8007

To Deutsche Bank at:

Deutsche Bank AG

60 Wall Street, 3rd Floor

New York, New York 10005

U.S.A.

Attn: James H. MacInnis

Facsimile: (212) 797-4666

With copies (which shall not constitute notice) to:

Bingham McCutchen LLP

399 Park Avenue

New York, New York 10022

U.S.A.

Attn: Joshua Dorchak, Esq.

Facsimile: (212) 702-3667

and

Moses & Singer LLP

405 Lexington Ave.

New York, New York 10174

U.S.A.

Attn: Alan Kolod, Esq. and Mark Parry, Esq.

Facsimile: (212) 554-7700

To The Participants at:

The addresses set forth on the attached signature pages.

or to such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above.

9. Expenses. The fees and expenses incurred by each Party (including the fees of any attorneys, accountants, investment bankers, financial advisors or any other professionals engaged by such Party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, will be paid by such Party.

10. No Admission of Liability. Each Party acknowledges that this Agreement effects a settlement of potential claims and counterclaims that are denied and contested, and that nothing contained herein shall be construed as an admission of any fact, liability or wrongdoing.

11. Entire Agreement. This Agreement constitutes the entire and only agreement of the Parties concerning the subject matter hereof. This Agreement supersedes and replaces any and all prior or contemporaneous verbal or written agreements between the Parties concerning the subject matter hereof, and to the extent of any conflicts between the Plan and the terms of this Agreement, the terms of this Agreement shall control. The Parties acknowledge that this Agreement is not being executed in reliance on any verbal or written agreement, promise or representation not contained herein.

12. No Oral Modifications. This Agreement, including this section 12, may not be modified or amended orally. This Agreement only may be modified or amended by a writing signed by a duly authorized representative of each Party hereto. Any waiver of compliance with any term or provision of this Agreement on the part of the Debtors must be provided in a writing signed by Deutsche Bank and each Participant signatory hereto. Any waiver of compliance with any term or provision of this Agreement on the part of Deutsche Bank must be provided in a writing signed by each Debtor and each Participant signatory hereto. No waiver of any breach of any term or provision of this Agreement shall be construed as a waiver of any subsequent breach.

13. Construction. This Agreement constitutes a fully negotiated agreement among commercially sophisticated parties and therefore shall not be construed or interpreted for or against any Party, and any rule or maxim of construction to such effect shall not apply to this Agreement.

14. Binding Effect; Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns; provided, however, that subject to section 3.4, no Party may assign its rights or obligations under this Agreement without the written consent of the other Parties, which consent shall not be unreasonably withheld or delayed, and any assignment not in accordance with the terms hereof shall be null and void ab initio.

15. Counterparts. This Agreement may be executed in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the Parties need not appear on the same counterpart.

16. Headings; Schedules and Exhibits. The headings utilized in this Agreement are designed for the sole purpose of facilitating ready reference to the subject matter of this Agreement. Said headings shall be disregarded when resolving any dispute concerning the meaning or interpretation of any language contained in this Agreement. References to sections, unless otherwise indicated, are references to sections of this Agreement. All Schedules to this Agreement are hereby made a part hereof and incorporated herein by reference for all purposes. Reference to any Schedule herein shall be to the Schedules attached hereto.

17. Severability and Construction. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect if the essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.

18. Acknowledgments. THIS AGREEMENT, THE PLAN (AS SUPPLEMENTED BY THIS AGREEMENT), AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN, ARE THE PRODUCT OF NEGOTIATIONS BETWEEN THE PARTIES AND THEIR RESPECTIVE REPRESENTATIVES. NOTHING IN THIS AGREEMENT SHALL REQUIRE ANY PARTY TO TAKE ANY ACTION PROHIBITED BY THE BANKRUPTCY CODE, THE SECURITIES ACT OF 1933 (AS AMENDED), THE SECURITIES EXCHANGE ACT OF 1934 (AS AMENDED), ANY RULE OR REGULATIONS PROMULGATED THEREUNDER, OR BY ANY OTHER APPLICABLE LAW OR REGULATION OR BY AN ORDER OR DIRECTION OF ANY COURT OR ANY STATE OR FEDERAL GOVERNMENTAL AUTHORITY.

19. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 19 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

IN WITNESS WHEREOF, each Party by his or its duly authorized representative has executed this Agreement as of the date first written above:

LEHMAN BROTHERS HOLDINGS INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:
Name:	Daniel J. Ehrmann
Title:	Vice President

LEHMAN COMMERCIAL PAPER INC., as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:
Name:	Daniel J. Ehrmann
Title:	Vice President

Deutsche Bank AG, London Branch

By:
Name:
Title:

By:
Name:
Title:

Monarch Alternative Capital LP

By:
Name:	[ ]
Title:	[ ]

Stone Lion Portfolio L.P.		Permal Stone Lion Fund Ltd.

By:		By:
Name:	[ ]	Name:	[ ]
Title:	[ ]	Title:	[ ]

Centerbridge Credit Advisors LLC		Anchorage Capital Group, L.L.C.

By:		By:
Name:	[ ]	Name:	[ ]
Title:	[ ]	Title:	[ ]

Exhibit A

(Transfer and Joinder Agreement)

TRANSFER AND JOINDER AGREEMENT

This Transfer and Joinder Agreement (the “Agreement”) is dated as of                      and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”) in accordance with Section 3.4 of the Agreement attached hereto as Exhibit A (the “Settlement Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Settlement Agreement.

WHEREAS, Assignor is a party to the Settlement Agreement and has assigned to Assignee by separate agreement (the “Assignment”) claims or participations in claims held by the Assignee against the Debtors;

WHEREAS, the assignment by Assignor to Assignee is not effective unless Assignee complies with Section 3.4 of the Settlement Agreement; and

WHEREAS, Assignee agrees to comply with the Settlement Agreement by entering into this Agreement.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Assignment and herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The Assignee agrees that, upon execution of this Joinder, it shall become a party to the Settlement Agreement and shall be fully bound by, and subject to, all of the covenants, terms, obligations and conditions of the Settlement Agreement as though it were an original Party thereto with the rights and obligations of the Assignor. Assignee (a) represents and warrants to each of the other Parties to the Settlement Agreement that, solely with respect to itself, the statements set forth in Section 3 of the Settlement Agreement are true, correct and complete as of the date hereof; and (b) further represents and warrants that (i) it is acquiring the claims and/or participations from [            ] in the amounts set forth on Schedule 1 hereof (the “Assigning Claims/Participations”), and (ii) upon consummation of such acquisition under the applicable agreements to which such Assigning Claims/Participations relate, it will be the legal or beneficial owner of the Assigning Claims/Participations.

2. Assignee shall deliver a copy of this Agreement to each of the Parties no later than three (3) Business Days after the date of this Agreement in accordance with Section 8 of the Settlement Agreement.

3. Notices. All notices and other communications given or made to Assignee pursuant to this Assignment or the Settlement Agreement shall be deemed given if in writing and if sent by confirmed electronic mail, facsimile, courier, or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

____________________________
____________________________
____________________________
Attn: ________________________
E-Mail: _______________________

With a copy (which shall not constitute notice) to:

____________________________
____________________________
____________________________
Attn: ________________________
E-Mail:_______________________

or to such other address as may have been furnished by Assignee by notice given in accordance with the requirements set forth in Section 8 of the Settlement Agreement. Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile or electronic mail shall be effective upon oral or machine confirmation of transmission.

4. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF, AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

5. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO SHALL BE BROUGHT IN THE BANKRUPTCY COURT, OR IN THE EVENT THAT THE BANKRUPTCY COURT DECLINES TO EXERCISE SUCH JURISDICTION FOR ANY REASON, THEN IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK.

6. This Agreement shall be effective upon execution by the Assignor and Assignee and shall be binding upon, and inure to the benefit of, the parties hereto, and their respective successors and assigns. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Assignment.

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